ABERDEEN FUNDS

Aberdeen Equity Long-Short Fund

Supplement to the Aberdeen Funds Statutory Prospectus dated March 1, 2010, as amended.

1.             Christopher Baggini, CFA® is no longer an investment manager on the U.S. equity team.   All references to Mr. Baggini in the Prospectus are deleted.

2.             The following replaces the list of Portfolio Managers for the Aberdeen Equity Long-Short Fund:

Paul Atkinson

Paul Atkinson is Head of U.S. Equities. Paul Atkinson is deputy head of U.S. equities on the U.S. equity team. Paul joined Aberdeen in 1998 from UBS Ltd., where he was a director in its equity derivatives business. Paul previously worked for Prudential-Bache Ltd in a similar role. Paul graduated with a BSc Econ Hons from Cardiff University and was awarded a MSc Fin from Birkbeck College, University of London.

Douglas Burtnick, CFA®

Doug Burtnick is a senior investment manager on the U.S. equity team. Doug joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as a portfolio manager since May 2002. Doug previously was a portfolio manager and risk manager in the private client group at Brown Brothers Harriman & Company. Prior to that, Douglas co-led the Professional Education Group at Barra, Inc. Doug graduated with a B.S. from Cornell University. He is a CFA® Charterholder.

Jason Kotik, CFA®

Jason Kotik is a senior investment manager on the U.S. equity team. Jason joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as an assistant portfolio manager and senior equity research analyst since November 2000. Jason previously was a financial analyst with Allied Investment Advisors. Prior to that, he was a trading systems administrator with T. Rowe Price Associates. Jason is a graduate of the University of Delaware, and has earned an M.B.A. from Johns Hopkins University. He is a CFA® Charterholder.

Francis Radano, III, CFA®

Fran Radano is an investment manager on the U.S. equity team. Fran joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where, since November 1999, he had served as a senior equity research analyst providing fundamental research coverage for the consumer discretionary and consumer staples sectors. Fran previously was a research analyst and vice president at Solomon Smith Barney. Prior to that, he was an associate trader at SEI Investments. Fran received a B.A. in economics from Dickinson College, and has also earned a M.B.A. in finance from Villanova University. He is a CFA® Charterholder.

Michael J. Manzo, CFA®

Michael J. Manzo is an investment manager on the U.S. equity team. Michael joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services’ equity investment management team, where he had served as a research analyst providing fundamental research coverage to the value team since September 2005. Michael was an analyst covering the machinery multi-industry/electrical equipment sectors at JP Morgan Chase and Company from July 2000 through August 2005. Prior to that, he was an equity analyst intern at Lepercq, DeNeuflize & Company. Michael graduated with a B.S. in business administration with a specialization in finance/economics from Fordham University. He is a CFA® Charterholder.

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THIS SUPPLEMENT IS DATED June 7, 2010

Please keep this supplement for future reference